UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

FIVE BELOW, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street

Suite 300

Philadelphia, PA 19106

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 546-7909

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FIVE	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

George S. Hill’s employment with the Company ceased on February 3, 2026. On February 8, 2026, the Company and Mr. Hill entered into a Separation Agreement and Release (the “Separation Agreement”) to confirm his entitlement to severance benefits under the Company’s Executive Severance Plan (the “Executive Severance Plan”), subject to his execution of a general release of claims against the Company and its affiliates. Pursuant to the Separation Agreement, those severance benefits consist of (1) a lump-sum cash payment of $700,000 (representing twelve months of his base salary) and (2) an additional cash payment of $20,000 to offset the cost of his group healthcare continuation coverage.

The Separation Agreement also provides that Mr. Hill will remain available for 90 days after his employment ceased to advise the Company’s senior management on matters relating to the transition of his duties. In consideration for these transition services, Mr. Hill will (1) receive a payout of his fiscal 2025 short-term incentive award based on the Company’s actual performance, (2) receive additional cash payments of $22,048 and $10,000, to further offset the cost of his group healthcare continuation coverage and his cost of obtaining outplacement services, respectively, and (3) continue to vest in 3,269 restricted stock units that are scheduled to vest in March 2026.

The Separation Agreement also includes customary cooperation and non-disparagement provisions, as well as a reaffirmation of any non-solicitation, non-competition, confidentiality and similar covenants previously agreed to by Mr. Hill.

The foregoing description of the Separation Agreement is not complete and is subject to, and qualified in its entirety by, the terms of the Separation Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter Agreement, dated February 8, 2026, by and between George Hill and Five Below, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2026	Five Below, Inc.

	By:	/s/ Daniel J. Sullivan
	Name:	Daniel J. Sullivan
	Title:	Chief Financial Officer and Treasurer